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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934




                                DECEMBER 31, 1999
                Date of report (Date of earliest event reported)


                                 TELIDENT, INC.
               (Exact Name of Registrant as Specified in Charter)



           MINNESOTA                0-20887                41-1533060
  (State or Other Jurisdiction    (Commission            (IRS Employer
       of Incorporation)          File Number)       Identification Number)



                        TEN SECOND STREET N.E., SUITE 212
                          MINNEAPOLIS, MINNESOTA 55413
          (Address of Principal Executive Offices, including Zip Code)




                                 (612) 623-0911
              (Registrant's Telephone Number, including Area Code)

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ITEM 5       OTHER EVENTS

         On December 31, 1999, Telident, Inc. ("Telident") entered into an Agreement of Sale with Teltronics, Inc. ("Teltronics"), attached hereto as Exhibit 10.1, under which Teltronics will purchase substantially all of the assets of Telident in exchange for 637,500 shares of the common stock of Teltronics, Inc, subject to adjustment. Completion of the transaction is subject to customary closing conditions and the approval by Telident's shareholders of the dissolution of Telident.

         Reference is made to the press release issued to the public by Telident on January 6, 2000, and attached hereto as Exhibit 99.1, relating to the execution of the Agreement of Sale between Telident and Teltronics.

ITEM 7       FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (c)      Exhibits

                  10.1     Agreement of Sale, dated December 31, 1999.

                  99.1     Press release, dated January 7, 2000.


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


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized on January 7, 2000.

                                       TELIDENT, INC.


                                       By: /s/Bruce H. Senske
                                           -------------------------------------
                                           Bruce H. Senske
                                           Interim Chief Executive Officer


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                                  EXHIBIT INDEX

EXHIBIT
NUMBER      DESCRIPTION
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10.1        Agreement of Sale, dated December 31, 1999.

99.1        Press release, dated January 7, 2000.


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